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                                 EXHIBIT 10.18

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[LOGO OF MUZAK APPEARS HERE]                           MUSIC SERVICES AGREEMENT
12595 N.E. Marx Street . Portland, OR 97230
Phone (503) 259-7573 . Fax (503) 254-6304

Date of Agreement:______________________    Commencement Date:__________________

SUBSCRIBER NAME:________________________________________________________________

SUBSCRIBER ADDRESS ("Premises"):            BILLING ADDRESS:

 ADDRESS                                     ADDRESS
- ----------------------------------------    ------------------------------------

 CITY           STATE          ZIP           CITY        STATE          ZIP
- ----------------------------------------    ------------------------------------

 TELEPHONE  (    )                           TELEPHONE  (    )
- ----------------------------------------    ------------------------------------

 FACSIMILE  (    )                           FACSIMILE  (    )
- ----------------------------------------    ------------------------------------


1.  SERVICES

During the term of this Agreement, Muzak agrees to provide to the Subscriber, at the Premises, the following music services program(s) (the "Program"):
________________________________________________________________________________
________________________________________________________________________________


2.  EQUIPMENT

Muzak agrees to provide equipment at the Premises as follows:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3.  FEES

In consideration of the services and equipment to be provided as set forth above, Subscriber shall pay Muzak as follows:

     a. A receiving equipment installation charge of [_] $___ DBS   [_] $___ SCA
     b. A one-time equipment installation charge of $_________.
     c. A recurring monthly service charge of $_________.
        Fees payable in advance of each [_] month [_] quarter [_] half year [_] year
     d. A one-time opening tape library charge of $___ for ___ tapes (___ day rotation plan)
     e. A deposit of $_________.

Muzak shall be responsible for any copyright fees or royalties associated with Muzak's provision of the music Program(s) to Subscriber except as provided on the reverse side of this Agreement.

4.  TERM

This Agreement shall remain in effect for an initial term of sixty months from the Commencement Date and shall be automatically renewed for subsequent sixty month terms unless terminated at the end of any term by either party by providing written notice to the other party by certified mail at least ninety days prior to the expiration of the initial or any subsequent term.

5.  CONTINUATION OF AGREEMENT

The terms and conditions set forth on the reverse side are part of this Agreement. This Agreement shall become binding on the parties hereto when signed by Subscriber and accepted and approved by Muzak.

MUZAK LIMITED PARTNERSHIP:                      SUBSCRIBER:

_______________________________                 ________________________________
Account Executive Signature                      Company Name

_______________________________                 ________________________________
Print Name                                       Authorized Signature

                                                ________________________________
                                                 Print Name

_______________________________                 ________________________________
Manager's Signature                              Title
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6.  USE OF PROGRAMS

Subscriber shall not transmit or permit the transmission of the Program by others or amplify the Program so as to be audible outside the Premises. Subscriber shall not dub, record, re-record, transcribe, or re-transcribe the Programs in any manner or by any means or method. Subscriber understands that recordings included in the Program may be copyrighted works. Subscriber shall not use the Program (i) to displace a live orchestra, (ii) as an accompaniment to dancing, skating, aerobics or other similar forms of physical activity or entertainment or (iii) in those areas for which an admission fee is charged in any premises. Subscriber shall not transmit the Program nor use the services contained therein outside the Premises as designated in this Agreement.

7.  PROVISION OF EQUIPMENT

Subscriber shall not, directly or indirectly, sell, mortgage, pledge, or otherwise dispose of or encumber any Muzak owned equipment. Subscriber shall adequately insure provided equipment against damage or loss and present evidence of such insurance to Muzak upon request, and shall, upon expiration or earlier termination of this Agreement, promptly return to Muzak all such equipment in good condition (or pay the full replacement value thereof). Upon removal of the equipment, Muzak shall not be required to repair, replace or otherwise re-establish the Premises to their original condition.

8.  MAINTENANCE AND CARE OF EQUIPMENT

Muzak shall maintain broadcast receiving equipment (receiver and antenna) for the term of the Agreement. All other items of equipment that are provided to Subscriber by Muzak (other than microphones) will be maintained by Muzak in good operating condition for a period of one year from date of installation at no additional charge to Subscriber. All maintenance shall be exclusively limited to that resulting from ordinary and proper use of the equipment. Maintenance of equipment not specifically required to be performed by Muzak shall be the responsibility of Subscriber. Thereafter, or in the event of maintenance during the first year that does not result from ordinary and proper use, Subscriber shall pay Muzak's usual and customary repair charges. MUZAK'S OBLIGATIONS UNDER THIS PARAGRAPH ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED RELATING TO THE EQUIPMENT, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Except for Muzak's maintenance obligations as set forth herein, Subscriber shall indemnify Muzak and hold it harmless from and against any and all losses, claims, and expenses relating to the equipment provided hereunder to Subscriber, including without limitation losses caused by accident, fire, theft, or misuse of the equipment. Subscriber shall provide adequate electrical outlets and power for the equipment.

9.  PROVISION OF TAPES

In the event that the Program is provided by means of an on premises product such as tapes, cassettes, or compact discs (referred to as "Tapes"), the Tapes will be mailed or otherwise delivered to Subscriber and Muzak shall promptly replace without charge any Tape that is defective when received. Subscriber shall return all Tapes at the time and in the manner designated by Muzak and shall pay Muzak the replacement value of each Tape that is not so returned or that is returned in damaged condition. Subscriber shall not change or remove any lettering, insignia, or other indicia on the Tapes. Under no circumstances shall title to the Tapes pass to Subscriber, and Subscriber shall not, directly or indirectly, sell, mortgage, pledge or otherwise dispose of or encumber the Tapes.

10. OTHER CHARGES AND FEES

a. Subscriber shall pay Muzak the incremental cost of any increase in copyright fees charged by ASCAP, BMI or other similar entities beyond what is charged as of the date hereof, and any sales, use, excise, or other taxes or governmental charges (except income taxes) arising under this Agreement.

b. Unless otherwise specified, all charges and fees due are payable in advance of the billing term of this Agreement. Late payments of fees and charges due hereunder are subject to late payment and interest charges not to exceed the maximum rate permitted by law.

c. Muzak reserves the right to increase the monthly Program charge to Subscriber, such increase not to exceed ten percent in a one-year period, after providing written notice to Subscriber that an increase will become effective with its next monthly invoice.

d. Subscriber shall pay a standard fee for each requested change in music program.

e. Subscriber shall be responsible for obtaining all permits associated with the provision of the Program to Subscriber, if such permits are necessary.

f. Subscriber shall pay all telephone line charges associated with the provision of the Program to Subscriber, if such charges are necessary.

11. INTERRUPTION OF SERVICE

Muzak shall not be liable for any failure or interruption of service due to acts of God, strikes, power failures, emergencies, mechanical failure, government action, action or inaction by the Subscriber, its employees, agents, invitees or other cause beyond Muzak's control. For any failure or interruption other than those set forth above that is in excess of twenty-four (24) hours and that is brought to Muzak's attention in writing within forty-eight (48) hours after the commencement of such failure or termination, the time of interruption of service beyond twenty-four (24) hours shall be credited on a prorata basis based on the monthly fee to the next monthly bill of Subscriber. Said credit shall be the sole and exclusive remedy of Subscriber with respect to any interruption or failure of the Program. Muzak shall not be liable for any incidental or consequential damages whatsoever.

12. SALE OR CHANGE OF SUBSCRIBER'S BUSINESS

Sale, transfer, closure or change in location of Subscriber's business by the Subscriber herein designated shall not reduce, eliminate of otherwise affect its obligation under this Agreement. This Agreement may not be assigned by Subscriber without the prior written consent of Muzak. This Agreement is fully assignable by Muzak.

13. REMEDIES UPON SUBSCRIBER DEFAULT

Default in payment or violation of any terms of this Agreement by Subscriber shall cause the entire contract balance, including past due amounts, to become immediately due and payable to Muzak as liquidated damages. In the event of such default or violation, Muzak shall have the right without notice to enter the Premises of Subscriber and remove the equipment and any Tapes and discontinue the Program. If Muzak is required to bring legal action to enforce the terms of this Agreement, all such legal fees and related costs incurred in connection with Muzak shall be borne by the Subscriber.

14. GENERAL

This Agreement constitutes the sole and entire understanding between the parties with respect to the subject matter hereof and supersedes all prior conversations, representations, promises whether verbal or written. No modification of this Agreement shall be valid unless made in writing and signed by each party. The provisions of this Agreement are severable; if any clause or provision shall be held invalid or unenforceable, in whole or in part, then such invalidity shall attach only to such clause or provision, or part thereof, and shall not affect any other clause or provision. Muzak shall have the right to modify or terminate this Agreement in the event that any license agreement applicable to Muzak's provision of the Program (including those with ASCAP or BMI) is modified or terminated.